                                                     Page 21
                                     Exhibit 10(iii)A(a)(ii)




                       FIRST AMENDMENT



     THIS FIRST AMENDMENT is made and entered into effective the 30th day of March, 1995, by and among Wachovia Bank of Georgia, N.A. ("Wachovia"), National Service Industries,
Inc. ("NSI"), and D. Raymond Riddle ("Riddle");


           W * I * T * N * E * S * S * E * T * H:


     WHEREAS, Wachovia, NSI, and Riddle are parties to an Agreement dated January 4, 1993 (the "Agreement") concerning the parties' obligations with respect to certain splitdollar life insurance policies owned by Riddle;

     WHEREAS, Riddle will retire from his employment with NSI upon the election of his successor, which is expected to be on or before August 31, 1995, and Riddle's retirement will occur prior to his 65th birthday;

     WHEREAS, Wachovia, NSI, and Riddle have mutually agreed that Riddle's retirement from NSI will not determine the Extended Termination Date set forth in the Agreement and that the definition of Extended Termination Date should be amended to exclude any reference to Riddle's retirement from NSI and to refer only to the earlier of Riddle's death or the date Riddle attains the age of 65;

     NOW THEREFORE, the parties hereto hereby agree to amend the Agreement as follows:

     1. The term "Extended Termination Date" as used in the agreement is hereby amended to exclude any reference to Riddle's retirement from NSI and to mean only the earlier of
(a) Riddle's death or (b) the date Riddle attains the age of
65. NSI's and Riddle's payment obligations pursuant to the Agreement, and NSI's and Wachovia's right to receive payments from Riddle pursuant to the Agreement, will extend until the Extended Termination Date, as amended.

     2. Except as specifically agreed to and amended herein, the Agreement shall remain in full force and effect.

Page 22
                                     Exhibit 10(iii)A(a)(ii)

    IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.


ATTEST:                      WACHOVIA BANK OF GEORGIA, N.A.

/s/ Michael E. Ray           By: /s/ G. Joseph Prendergast
      Secretary              Title:  Chairman

[CORPORATE SEAL]

ATTEST:                      NATIONAL SERVICE INDUSTRIES, INC.
/S/ Kenyon W. Murphy         By:/S/ Don W. Hubble
      Secretary                Don W.Hubble,President


[CORPORATE SEAL]

WITNESS:

/S/ David Levy               /S/ D. Raymond Riddle
                             D. RAYMOND RIDDLE






STATE OF GEORGIA
COUNTY OF FULTON

  I, the undersigned, a Notary Public in and for the above state and county, do hereby certify that MICHAEL E. RAY personally appeared before me this date and acknowledged that he is the Secretary of Wachovia
Bank of Georgia, N.A., a national banking association, that the statements set forth in the foregoing instrument are true and correct, and that he signed the same as his free and voluntary act and as the free and voluntary act of said corporation for the uses and

                                    Page 23 Exhibit
                                     10(iii)A(a)(ii)

purposes therein set forth.

    Subscribed and sworn to before me this ________ day of ______________, 1995.

                              /s/ Karen D. Bartley
                              Notary Public
[SEAL]
                              My commission expires:
                              February 23, 1996

STATE OF GEORGIA
COUNTY OF FULTON

 I, the undersigned, a Notary Public in and for the above state and county, do hereby certify that KENYON
W. MURPHY personally appeared before me this date and acknowledged that he is the Secretary of National
Service Industries, Inc., a corporation organized under the laws of the State of Delaware, that the statements set forth in the foregoing instrument are true and correct, and that he signed the same as his free and voluntary act and as the free and voluntary act of said corporation for the uses and purposes therein set forth.

Subscribed and sworn to before me this 30th day of March, 1995.

                              /S/ Carol Sowell
                              Notary Public
[SEAL]
                              My commission expires:
                              January 4, 1997

STATE OF GEORGIA
COUNTY OF FULTON


     I,the undersigned, a Notary Public in and for the above state and county, do hereby certify that
D. RAYMOND RIDDLE personally appeared before me this date and acknowledged that the statements set forth in the foregoing instrument are true and correct, and that he signed the same as his free and voluntary act for the uses and purposes therein set forth.
Subscribed and sworn to before me this 30th day of March, 1995.



                              /S/ Marion Jewett
                              Notary Public
[SEAL]
                              My commission expires:
                              February 16, 1999